Exhibit 99.1

UST Form 11-PCR (06/07/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OF NORTHERN TEXAS DALLAS DIVISION In re: TUESDAY MORNING CORPORATION Debtor(s) § § § § Case No. 20-31476 Lead Case No. 20-31476 Jointly Administered Post-confirmation Report Chapter 11 Quarter Ending Date: 09/29/2021 Petition Date: 05/27/2020 Plan Confirmed Date:12/23/2020 Plan Effective Date: 12/31/2020 Signature of Responsible Party Printed Name of Responsible Party /S/ JAROM YATES JAROM YATES Date Address 09/29/2021 HAYNES AND BOONE LLP 2323 VICTORY AVENUE, SUITE 700 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Reorganized Debtor Other Authorized Party or Entity: This Post-confirmation Report relates to: Name of Authorized Party or Entity

UST Form 11-PCR (06/07/2021) 2 Debtor's Name TUESDAY MORNING CORPORATION Case No. 20-31476 Part 1: Summary of Post-confirmation Transfers a. Total cash disbursements b. Non-cash securities transferred c. Other non-cash property transferred d. Total transferred (a+b+c) Total Since Effective Date Current Quarter $0 $0 $0 $0 $0 $40,000,000 $0 $40,000,000 Part 2: Preconfirmation Professional Fees and Expenses Approved Current Quarter Approved Cumulative Paid Current Quarter Paid Cumulative a. Professional fees & expenses (bankruptcy) incurred by or on behalf of the debtor Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii $0 $0 $0 $0 Approved Current Quarter Approved Cumulative Paid Current Quarter Paid Cumulative b. Professional fees & expenses (nonbankruptcy) incurred by or on behalf of the debtor Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii $0 $0 $0 $0 c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 3: Recoveries of the Holders of Claims and Interests under Confirmed Plan a. Administrative claims $0 $0 $0 $0 0% b. Secured claims $300,000 $0 $100,000 $100,000 100% c. Priority claims $0 $0 $0 $0 0% d. General unsecured claims $125,000,000 $8,091,087 $111,474,502 $111,474,502 100% e. Equity interests $473,467 $0 $40,473,467 % Paid of Allowed Claims Paid Cumulative Total Anticipated Payments Under Plan Allowed Claims Paid Current Quarter Part 4: Questionnaire a. Is this a final report? Yes No If yes, give date Final Decree was entered: If no, give date when the application for Final Decree is anticipated: 09/29/2021 b. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No

UST Form 11-PCR (06/07/2021) 3 Debtor's Name TUESDAY MORNING CORPORATION Case No. 20-31476 Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information and provision of this information is mandatory. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6) and to otherwise evaluate whether a reorganized chapter 11 debtor is performing as anticipated under a confirmed plan. Disclosure of this information may be to a bankruptcy trustee when the information is needed to perform the trustee's duties, or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/ rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case, or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Post-confirmation Report and its attachments, if any, are true and correct and that I have been authorized to sign this report. Signature of Responsible Party Printed Name of Responsible Party Title Date /S/ BRIAN T. VACLAVIK CHIEF ACCOUNTING OFFICER BRIAN T. VACLAVIK 09/29/2021

UST Form 11-PCR (06/07/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OF NORTHERN TEXAS DALLAS DIVISION In re: TUESDAY MORNING, INC. Debtor(s) § § § § Case No. 20-31478 Lead Case No. 20-31476 Jointly Administered Post-confirmation Report Chapter 11 Quarter Ending Date: 09/29/2021 Petition Date: 05/27/2020 Plan Confirmed Date:12/23/2020 Plan Effective Date: 12/31/2020 Signature of Responsible Party Printed Name of Responsible Party /S/ JAROM YATES JAROM YATES Date Address 09/29/2021 HAYNES AND BOONE LLP 2323 VICTORY AVENUE, SUITE 700 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Reorganized Debtor Other Authorized Party or Entity: This Post-confirmation Report relates to: Name of Authorized Party or Entity

UST Form 11-PCR (06/07/2021) 2 Debtor's Name TUESDAY MORNING, INC. Case No. 20-31478 Part 1: Summary of Post-confirmation Transfers a. Total cash disbursements b. Non-cash securities transferred c. Other non-cash property transferred d. Total transferred (a+b+c) Total Since Effective Date Current Quarter $90,791,475 $0 $0 $90,791,475 $398,960,966 $0 $0 $398,960,966 Part 2: Preconfirmation Professional Fees and Expenses Approved Current Quarter Approved Cumulative Paid Current Quarter Paid Cumulative a. Professional fees & expenses (bankruptcy) incurred by or on behalf of the debtor Aggregate Total $0 $34,221,434 $0 $34,221,434 Itemized Breakdown by Firm Firm Name Role i HAYNES & BOONE Lead Counsel $0 $4,096,441 $0 $4,096,441 ii SQUIRE PATTON BOGGS Special Counsel $0 $91,836 $0 $91,836 iii ALIXPARTNERS Financial Professional $0 $6,626,557 $0 $6,626,557 iv STIFEL / MILLER BUCKFIREFinancial Professional $0 $6,714,048 $0 $6,714,048 v PIPER SANDLER Financial Professional $0 $1,623,676 $0 $1,623,676 vi GREAT AMERICAN GROUP Other $0 $1,995,889 $0 $1,995,889 vii A&G REALTY PARTNERS Other $0 $1,728,308 $0 $1,728,308 viii MERRILL COMMUNICATIO Other $0 $38,788 $0 $38,788 ix EPIQ SYSTEMS Other $0 $1,532,228 $0 $1,532,228 x VINSON & ELKINS Other $0 $2,542,912 $0 $2,542,912 xi WILLKIE FARR & GALLAGH Other $0 $332,888 $0 $332,888 xii BERKLEY RESEARCH GROU Other $0 $964,190 $0 $964,190 xiii MONTGOMERY MCCRACKE Other $0 $1,965,562 $0 $1,965,562 xiv MUNSCH HARDT Other $0 $386,877 $0 $386,877 xv BDO Other $0 $1,629,991 $0 $1,629,991 xvi PACHULSKI STANG ZIEHL & Other $0 $726,409 $0 $726,409 xvii PJ SOLOMON Other $0 $1,224,834 $0 $1,224,834 Approved Current Quarter Approved Cumulative Paid Current Quarter Paid Cumulative b. Professional fees & expenses (nonbankruptcy) incurred by or on behalf of the debtor Aggregate Total $0 $732,974 $0 $732,974 Itemized Breakdown by Firm Firm Name Role i BANK OF TEXAS Other $0 $40,872 $0 $40,872 ii E&Y Other $0 $192,580 $0 $192,580 iii MANUFACTURERS AND TROther $0 $410,702 $0 $410,702 iv SF V MASTER Other $0 $48,000 $0 $48,000 v WINSTEAD P.C. Other $0 $40,820 $0 $40,820 c. All professional fees and expenses (debtor & committees) $0 $34,954,405 $0 $34,954,405 Part 3: Recoveries of the Holders of Claims and Interests under Confirmed Plan

UST Form 11-PCR (06/07/2021) 3 Debtor's Name TUESDAY MORNING, INC. Case No. 20-31478 a. Administrative claims $0 $0 $0 $0 0% b. Secured claims $0 $0 $0 $0 0% c. Priority claims $0 $0 $0 $0 0% d. General unsecured claims $0 $0 $0 $0 0% e. Equity interests $0 $0 $0 % Paid of Allowed Claims Paid Cumulative Total Anticipated Payments Under Plan Allowed Claims Paid Current Quarter Part 4: Questionnaire a. Is this a final report? Yes No If yes, give date Final Decree was entered: If no, give date when the application for Final Decree is anticipated: 09/29/2021 b. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information and provision of this information is mandatory. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6) and to otherwise evaluate whether a reorganized chapter 11 debtor is performing as anticipated under a confirmed plan. Disclosure of this information may be to a bankruptcy trustee when the information is needed to perform the trustee's duties, or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/ rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case, or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Post-confirmation Report and its attachments, if any, are true and correct and that I have been authorized to sign this report. Signature of Responsible Party Printed Name of Responsible Party Title Date /S/ BRIAN T. VACLAVIK CHIEF ACCOUNTING OFFICER BRIAN T. VACLAVIK 09/29/2021

UST Form 11-PCR (06/07/2021) 4 Debtor's Name TUESDAY MORNING, INC. Case No. 20-31478

UST Form 11-PCR (06/07/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OF NORTHERN TEXAS DALLAS DIVISION In re: TUESDAY MORNING PARTNERS, LTD. Debtor(s) § § § § Case No. 20-31482 Lead Case No. 20-31476 Jointly Administered Post-confirmation Report Chapter 11 Quarter Ending Date: 09/29/2021 Petition Date: 05/27/2020 Plan Confirmed Date:12/23/2020 Plan Effective Date: 12/31/2020 Signature of Responsible Party Printed Name of Responsible Party /S/ JAROM YATES JAROM YATES Date Address 09/29/2021 HAYNES AND BOONE LLP 2323 VICTORY AVENUE, SUITE 700 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Reorganized Debtor Other Authorized Party or Entity: This Post-confirmation Report relates to: Name of Authorized Party or Entity

UST Form 11-PCR (06/07/2021) 2 Debtor's Name TUESDAY MORNING PARTNERS, LTD. Case No. 20-31482 Part 1: Summary of Post-confirmation Transfers a. Total cash disbursements b. Non-cash securities transferred c. Other non-cash property transferred d. Total transferred (a+b+c) Total Since Effective Date Current Quarter $115,052,184 $0 $0 $115,052,184 $309,617,452 $0 $0 $309,617,452 Part 2: Preconfirmation Professional Fees and Expenses Approved Current Quarter Approved Cumulative Paid Current Quarter Paid Cumulative a. Professional fees & expenses (bankruptcy) incurred by or on behalf of the debtor Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii $0 $0 $0 $0 Approved Current Quarter Approved Cumulative Paid Current Quarter Paid Cumulative b. Professional fees & expenses (nonbankruptcy) incurred by or on behalf of the debtor Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii $0 $0 $0 $0 c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 3: Recoveries of the Holders of Claims and Interests under Confirmed Plan a. Administrative claims $0 $0 $0 $0 0% b. Secured claims $0 $0 $0 $0 0% c. Priority claims $0 $0 $0 $0 0% d. General unsecured claims $0 $0 $0 $0 0% e. Equity interests $0 $0 $0 % Paid of Allowed Claims Paid Cumulative Total Anticipated Payments Under Plan Allowed Claims Paid Current Quarter Part 4: Questionnaire a. Is this a final report? Yes No If yes, give date Final Decree was entered: If no, give date when the application for Final Decree is anticipated: 09/29/2021 b. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No

UST Form 11-PCR (06/07/2021) 3 Debtor's Name TUESDAY MORNING PARTNERS, LTD. Case No. 20-31482 Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information and provision of this information is mandatory. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6) and to otherwise evaluate whether a reorganized chapter 11 debtor is performing as anticipated under a confirmed plan. Disclosure of this information may be to a bankruptcy trustee when the information is needed to perform the trustee's duties, or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/ rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case, or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Post-confirmation Report and its attachments, if any, are true and correct and that I have been authorized to sign this report. Signature of Responsible Party Printed Name of Responsible Party Title Date /S/ BRIAN T. VACLAVIK CHIEF ACCOUNTING OFFICER BRIAN T. VACLAVIK 09/29/2021

UST Form 11-PCR (06/07/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OF NORTHERN TEXAS DALLAS DIVISION In re: DAYS OF THE WEEK, INC. Debtor(s) § § § § Case No. 20-31480 Lead Case No. 20-31476 Jointly Administered Post-confirmation Report Chapter 11 Quarter Ending Date: 09/29/2021 Petition Date: 05/27/2020 Plan Confirmed Date:12/23/2020 Plan Effective Date: 12/31/2020 Signature of Responsible Party Printed Name of Responsible Party /S/ JAROM YATES JAROM YATES Date Address 09/29/2021 HAYNES AND BOONE LLP 2323 VICTORY AVENUE, SUITE 700 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Reorganized Debtor Other Authorized Party or Entity: This Post-confirmation Report relates to: Name of Authorized Party or Entity

UST Form 11-PCR (06/07/2021) 2 Debtor's Name DAYS OF THE WEEK, INC. Case No. 20-31480 Part 1: Summary of Post-confirmation Transfers a. Total cash disbursements b. Non-cash securities transferred c. Other non-cash property transferred d. Total transferred (a+b+c) Total Since Effective Date Current Quarter $0 $0 $0 $0 $0 $0 $0 $0 Part 2: Preconfirmation Professional Fees and Expenses Approved Current Quarter Approved Cumulative Paid Current Quarter Paid Cumulative a. Professional fees & expenses (bankruptcy) incurred by or on behalf of the debtor Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii $0 $0 $0 $0 Approved Current Quarter Approved Cumulative Paid Current Quarter Paid Cumulative b. Professional fees & expenses (nonbankruptcy) incurred by or on behalf of the debtor Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii $0 $0 $0 $0 c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 3: Recoveries of the Holders of Claims and Interests under Confirmed Plan a. Administrative claims $0 $0 $0 $0 0% b. Secured claims $0 $0 $0 $0 0% c. Priority claims $0 $0 $0 $0 0% d. General unsecured claims $0 $0 $0 $0 0% e. Equity interests $0 $0 $0 % Paid of Allowed Claims Paid Cumulative Total Anticipated Payments Under Plan Allowed Claims Paid Current Quarter Part 4: Questionnaire a. Is this a final report? Yes No If yes, give date Final Decree was entered: If no, give date when the application for Final Decree is anticipated: 09/29/2021 b. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No

UST Form 11-PCR (06/07/2021) 3 Debtor's Name DAYS OF THE WEEK, INC. Case No. 20-31480 Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information and provision of this information is mandatory. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6) and to otherwise evaluate whether a reorganized chapter 11 debtor is performing as anticipated under a confirmed plan. Disclosure of this information may be to a bankruptcy trustee when the information is needed to perform the trustee's duties, or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/ rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case, or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Post-confirmation Report and its attachments, if any, are true and correct and that I have been authorized to sign this report. Signature of Responsible Party Printed Name of Responsible Party Title Date /S/ BRIAN T. VACLAVIK CHIEF ACCOUNTING OFFICER BRIAN T. VACLAVIK 09/29/2021

UST Form 11-PCR (06/07/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OF NORTHERN TEXAS DALLAS DIVISION In re: NIGHTS OF THE WEEK, INC. Debtor(s) § § § § Case No. 20-31481 Lead Case No. 20-31476 Jointly Administered Post-confirmation Report Chapter 11 Quarter Ending Date: 09/29/2021 Petition Date: 05/27/2020 Plan Confirmed Date:12/23/2020 Plan Effective Date: 12/31/2020 Signature of Responsible Party Printed Name of Responsible Party /S/ JAROM YATES JAROM YATES Date Address 09/29/2021 HAYNES AND BOONE LLP 2323 VICTORY AVENUE, SUITE 700 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Reorganized Debtor Other Authorized Party or Entity: This Post-confirmation Report relates to: Name of Authorized Party or Entity

UST Form 11-PCR (06/07/2021) 2 Debtor's Name NIGHTS OF THE WEEK, INC. Case No. 20-31481 Part 1: Summary of Post-confirmation Transfers a. Total cash disbursements b. Non-cash securities transferred c. Other non-cash property transferred d. Total transferred (a+b+c) Total Since Effective Date Current Quarter $0 $0 $0 $0 $0 $0 $0 $0 Part 2: Preconfirmation Professional Fees and Expenses Approved Current Quarter Approved Cumulative Paid Current Quarter Paid Cumulative a. Professional fees & expenses (bankruptcy) incurred by or on behalf of the debtor Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii $0 $0 $0 $0 Approved Current Quarter Approved Cumulative Paid Current Quarter Paid Cumulative b. Professional fees & expenses (nonbankruptcy) incurred by or on behalf of the debtor Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii $0 $0 $0 $0 c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 3: Recoveries of the Holders of Claims and Interests under Confirmed Plan a. Administrative claims $0 $0 $0 $0 0% b. Secured claims $0 $0 $0 $0 0% c. Priority claims $0 $0 $0 $0 0% d. General unsecured claims $0 $0 $0 $0 0% e. Equity interests $0 $0 $0 % Paid of Allowed Claims Paid Cumulative Total Anticipated Payments Under Plan Allowed Claims Paid Current Quarter Part 4: Questionnaire a. Is this a final report? Yes No If yes, give date Final Decree was entered: If no, give date when the application for Final Decree is anticipated: 09/29/2021 b. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No

UST Form 11-PCR (06/07/2021) 3 Debtor's Name NIGHTS OF THE WEEK, INC. Case No. 20-31481 Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information and provision of this information is mandatory. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6) and to otherwise evaluate whether a reorganized chapter 11 debtor is performing as anticipated under a confirmed plan. Disclosure of this information may be to a bankruptcy trustee when the information is needed to perform the trustee's duties, or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/ rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case, or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Post-confirmation Report and its attachments, if any, are true and correct and that I have been authorized to sign this report. Signature of Responsible Party Printed Name of Responsible Party Title Date /S/ BRIAN T. VACLAVIK CHIEF ACCOUNTING OFFICER BRIAN T. VACLAVIK 09/29/2021

UST Form 11-PCR (06/07/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OF NORTHERN TEXAS DALLAS DIVISION In re: FRIDAY MORNING, LLC Debtor(s) § § § § Case No. 20-31479 Lead Case No. 20-31476 Jointly Administered Post-confirmation Report Chapter 11 Quarter Ending Date: 09/29/2021 Petition Date: 05/27/2020 Plan Confirmed Date:12/23/2020 Plan Effective Date: 12/31/2020 Signature of Responsible Party Printed Name of Responsible Party /S/ JAROM YATES JAROM YATES Date Address 09/29/2021 HAYNES AND BOONE LLP 2323 VICTORY AVENUE, SUITE 700 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Reorganized Debtor Other Authorized Party or Entity: This Post-confirmation Report relates to: Name of Authorized Party or Entity

UST Form 11-PCR (06/07/2021) 2 Debtor's Name FRIDAY MORNING, LLC Case No. 20-31479 Part 1: Summary of Post-confirmation Transfers a. Total cash disbursements b. Non-cash securities transferred c. Other non-cash property transferred d. Total transferred (a+b+c) Total Since Effective Date Current Quarter $0 $0 $0 $0 $0 $0 $0 $0 Part 2: Preconfirmation Professional Fees and Expenses Approved Current Quarter Approved Cumulative Paid Current Quarter Paid Cumulative a. Professional fees & expenses (bankruptcy) incurred by or on behalf of the debtor Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii $0 $0 $0 $0 Approved Current Quarter Approved Cumulative Paid Current Quarter Paid Cumulative b. Professional fees & expenses (nonbankruptcy) incurred by or on behalf of the debtor Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii $0 $0 $0 $0 c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 3: Recoveries of the Holders of Claims and Interests under Confirmed Plan a. Administrative claims $0 $0 $0 $0 0% b. Secured claims $0 $0 $0 $0 0% c. Priority claims $0 $0 $0 $0 0% d. General unsecured claims $0 $0 $0 $0 0% e. Equity interests $0 $0 $0 % Paid of Allowed Claims Paid Cumulative Total Anticipated Payments Under Plan Allowed Claims Paid Current Quarter Part 4: Questionnaire a. Is this a final report? Yes No If yes, give date Final Decree was entered: If no, give date when the application for Final Decree is anticipated: 09/29/2021 b. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No

UST Form 11-PCR (06/07/2021) 3 Debtor's Name FRIDAY MORNING, LLC Case No. 20-31479 Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information and provision of this information is mandatory. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6) and to otherwise evaluate whether a reorganized chapter 11 debtor is performing as anticipated under a confirmed plan. Disclosure of this information may be to a bankruptcy trustee when the information is needed to perform the trustee's duties, or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/ rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case, or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Post-confirmation Report and its attachments, if any, are true and correct and that I have been authorized to sign this report. Signature of Responsible Party Printed Name of Responsible Party Title Date /S/ BRIAN T. VACLAVIK CHIEF ACCOUNTING OFFICER BRIAN T. VACLAVIK 09/29/2021

UST Form 11-PCR (06/07/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OF NORTHERN TEXAS DALLAS DIVISION In re: TMI HOLDINGS, INC. Debtor(s) § § § § Case No. 20-31477 Lead Case No. 20-31476 Jointly Administered Post-confirmation Report Chapter 11 Quarter Ending Date: 09/29/2021 Petition Date: 05/27/2020 Plan Confirmed Date:12/23/2020 Plan Effective Date: 12/31/2020 Signature of Responsible Party Printed Name of Responsible Party /S/ JAROM YATES JAROM YATES Date Address 09/29/2021 HAYNES AND BOONE LLP 2323 VICTORY AVENUE, SUITE 700 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Reorganized Debtor Other Authorized Party or Entity: This Post-confirmation Report relates to: Name of Authorized Party or Entity

UST Form 11-PCR (06/07/2021) 2 Debtor's Name TMI HOLDINGS, INC. Case No. 20-31477 Part 1: Summary of Post-confirmation Transfers a. Total cash disbursements b. Non-cash securities transferred c. Other non-cash property transferred d. Total transferred (a+b+c) Total Since Effective Date Current Quarter $0 $0 $0 $0 $0 $0 $0 $0 Part 2: Preconfirmation Professional Fees and Expenses Approved Current Quarter Approved Cumulative Paid Current Quarter Paid Cumulative a. Professional fees & expenses (bankruptcy) incurred by or on behalf of the debtor Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii $0 $0 $0 $0 Approved Current Quarter Approved Cumulative Paid Current Quarter Paid Cumulative b. Professional fees & expenses (nonbankruptcy) incurred by or on behalf of the debtor Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii $0 $0 $0 $0 c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 3: Recoveries of the Holders of Claims and Interests under Confirmed Plan a. Administrative claims $0 $0 $0 $0 0% b. Secured claims $0 $0 $0 $0 0% c. Priority claims $0 $0 $0 $0 0% d. General unsecured claims $0 $0 $0 $0 0% e. Equity interests $0 $0 $0 % Paid of Allowed Claims Paid Cumulative Total Anticipated Payments Under Plan Allowed Claims Paid Current Quarter Part 4: Questionnaire a. Is this a final report? Yes No If yes, give date Final Decree was entered: If no, give date when the application for Final Decree is anticipated: 09/29/2021 b. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No

UST Form 11-PCR (06/07/2021) 3 Debtor's Name TMI HOLDINGS, INC. Case No. 20-31477 Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information and provision of this information is mandatory. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6) and to otherwise evaluate whether a reorganized chapter 11 debtor is performing as anticipated under a confirmed plan. Disclosure of this information may be to a bankruptcy trustee when the information is needed to perform the trustee's duties, or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/ rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case, or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Post-confirmation Report and its attachments, if any, are true and correct and that I have been authorized to sign this report. Signature of Responsible Party Printed Name of Responsible Party Title Date /S/ BRIAN T. VACLAVIK CHIEF ACCOUNTING OFFICER BRIAN T. VACLAVIK 09/29/2021